                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on August 15, 2003, and with respect to the performance of the Trust during the month of July is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                    $     1.047869

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                           $     1.047869

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                          $     0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                    $     1.220091

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                           $     1.220091

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                          $     0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                         $76,610,899.25

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $ 5,836,798.20

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________


                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $508,355,133.95

                  (d)      The Floating Allocation Percentage with respect to the Series 1997-2 Certificates for
                           the Monthly Period immediately preceding the Distribution Date                                  9.877915%

                  (e)      The Principal Allocation Percentage with respect to the Series 1997-2 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             11.801571%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           1997-2 Certificates for the Monthly Period immediately preceding the Distribution
                           Date                                                                                     $  8,144,113.69

                  (g)      The Principal Receivables collected and allocated to the Series 1997-2 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                       $ 59,993,894.09

         (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                  Collections for Series 1997-2 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           1997-2 Certificates                                                                      $  8,144,113.69

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 1997-2 Certificates                                                               $          0.00

                  (c)      Principal Funding Account Investment Proceeds                                            $     81,190.37

                  (d)      Cash Collateral Account Investment Proceeds                                              $     15,206.52

                  (e)      Reserve Draw Amount, if applicable                                                       $          0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series 1997-2
                           Certificates                                                                             $          0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from any Interest
                           Rate Protection Agreements                                                               $          0.00

                  (h)      Required Draw Amount, if applicable                                                      $          0.00

                  (i)      Reallocated Collateral Principal Collections                                             $          0.00

                  (j)      Reallocated Class B Principal Collections                                                $          0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal Collections for
                           Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)       $  8,240,510.58

         (3)      Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1997-2 Certificates      $ 59,993,894.09

                  (b)      Shared Principal Collections from other Series allocated to the Series 1997-2
                           Certificates                                                                             $          0.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                        $  3,561,640.03

                  (d)      Reallocated Collateral Principal Collections                                             $          0.00

                  (e)      Reallocated Class B Principal Collections                                                $          0.00

                  (f)      Available Principal Collections for Series 1997-2 (total of (a), (b) and (c) minus
                           (d) and (e) above)                                                                       $ 63,555,534.12

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      30-59 days                                                                               $   109,139,627
                  (b)      60-89 days                                                                                    71,568,576
                  (c)      90 or more days                                                                              152,364,793
                                                                                                                    ---------------
                  (d)      Total Delinquencies                                                                      $   333,072,996

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                               $ 44,624,739.97

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                               $  8,568,143.70

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                            $ 36,056,596.27

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 1997-2 Certificates (the "Series 1997-2 Defaulted
                           Amount")                                                                                 $  3,561,640.03

                  (e)      The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the Class
                           A Percentage]                                                                            $  2,774,419.71

                  (f)      The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the Class
                           B Percentage]                                                                            $    404,248.27

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii) the
                           Available Cash Collateral Amount applied to such Class A Defaulted Amount, (iii)
                           Reallocated Principal Collections applied to such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has
                           been reduced in respect of such Class A Defaulted Amount (a "Class A Charge-Off")        $          0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                         $      0.000000

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                                 $          0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           A Certificateholder's investment)                                                        $      0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (7)      Class B Charge-Offs                                                                               $          0.00

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount applied to such
                           Class B Defaulted Amount, (ii) the Available Cash Collateral Amount, (iii)
                           Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount                                                 $          0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Class B Principal Collections                             $          0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")            $          0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                                $          0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                           Certificateholder's investment)                                                          $      0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Class B Invested Amount on prior Distribution Date                                       $          0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                        $      0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over Available Finance Charge
                           Collections applied to such Collateral Defaulted Amount                                  $          0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                        $          0.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                $          0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and ( c)                               $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Collateral Invested Amount on prior Distribution Dates                                   $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                        $          0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on the
                           Distribution Date                                                                        $    976,500.00

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral Amount on the Distribution Date, after giving effect to
                           all deposits, withdrawals and distributions on such Distribution Date                    $ 21,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                $    597,809.20

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                $     81,136.06

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such               $171,150,000.00
                           Distribution Date

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the
                           Distribution Date occurring in June 2003. (The initial funding date for the Principal
                           Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                            $          0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the Reserve Account, if funded, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                         $  2,852,500.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________

                  (b)      The Required Reserve Account Amount, if any, selected by the Servicer                   $  2,852,500.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                              $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                          $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                  Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                  Certificate by the Pool Factor                                                                          1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                              $ 66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                          $ 66,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                  Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                  Certificate by the Pool Factor                                                                            1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                           $ 63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                          $ 63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                           9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                             $ 5,829,198,703

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                         $   211,293,671

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of calendar
                  days in the month.) Effective November 2002 monthly period.                                                13.86%

                      _____________________________________

                         Series 1997-2 Monthly Statement
                        August 15, 2003 Distribution Date
                      _____________________________________

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                                 6.11%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                              7.75%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
                  Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 1997-2 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                            3.01%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2 Certificates for
                  the preceding Monthly Period)                                                                               4.74%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
                  with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
                  amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                 9.62%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)       08/15/03        13.86%
                  b)       07/15/03        15.52%
                  c)       06/16/03        16.03%

         2)       Net Loss Rate

                  a)       08/15/03         6.11%
                  b)       07/15/03         7.54%
                  c)       06/16/03         7.71%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)       08/15/03         4.74%
                  b)       07/15/03         4.83%
                  c)       06/16/03         4.73%

        Three Month Average                 4.77%

         4)       Monthly Payment Rate

                  a)       08/15/03         9.62%
                  b)       07/15/03         9.67%
                  c)       06/16/03         9.49%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                 By: _________________________________
                                 Name:       Patricia Garvey
                                 Title:      Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on August 15, 2003, and with respect to the performance of the Trust during the month of July is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                $      1.151202

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                       $      1.151202

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                      $      0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                $      5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with respect to
                  interest per $1,000 original certificate principal amount                                       $      5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with respect to
                  principal per $1,000 original certificate principal amount                                      $      0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                     $ 76,610,899.25

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                             $  5,836,798.20

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                            $508,355,133.95

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

                  (d)      The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                           10.104825%

                  (e)      The Principal Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                           10.807300%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                      $  8,331,195.83

                  (g)      The Principal Receivables collected and allocated to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                     $ 54,939,463.53

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 1999-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates                                                             $  8,331,195.83

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 1999-1 Certificates                                                             $          0.00

                  (c)      Principal Funding Account Investment Proceeds                                          $     29,148.59

                  (d)      Reserve Draw Amount                                                                    $          0.00

                  (e)      Additional Finance Charges from other Series allocated to the Series 1999-1            $          0.00
                           Certificates

                  (f)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                    $          0.00

                  (g)      Reallocated Class D Principal Collections                                              $          0.00

                  (h)      Reallocated Collateral Principal Collections                                           $          0.00

                  (i)      Reallocated Class B Principal Collections                                              $          0.00

                  (j)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i) above)     $  8,360,344.42

         (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1999-1 Certificates    $ 54,939,463.53

                  (b)      Shared Principal Collections from other Series allocated to the Series 1999-1
                           Certificates                                                                           $          0.00

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                      $  3,643,456.08

                  (d)      Reallocated Class D Principal Collections                                              $          0.00

                  (e)      Reallocated Collateral Principal Collections                                           $          0.00

                  (f)      Reallocated Class B Principal Collections                                              $          0.00

                  (g)      Available Principal Collections for Series 1999-1 (total of (a), (b) and (c) minus
                           (d), (e) and (f) above)                                                                $ 58,582,919.61

         (4)      Delinquent Balances in the Trust

                            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      31-60 days                                                                             $   109,139,627
                  (b)      61-90 days                                                                                  71,568,576
                  (c)      91 or more days                                                                            152,364,793
                                                                                                                  ---------------
                  (d)      Total Delinquencies                                                                    $   333,072,996

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                             $ 44,624,739.97

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                             $  8,568,143.70

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                          $ 36,056,596.27

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 1999-1 Certificates (the "Series 1999-1 Defaulted
                           Amount")                                                                               $  3,643,456.08

                  (e)      The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class A Percentage]                                                                    $  2,786,172.29

                  (f)      The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class B Percentage]                                                                    $    399,415.53

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii)
                           Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii)
                           the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                              $          0.00

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                       $          0.00

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                               $          0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class A Certificateholder's investment)                                                $      0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                           (iii) Reallocated Collateral Principal Collections applied to such Class B
                           Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B Defaulted
                           Amount                                                                                 $          0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections              $          0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                          $          0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c )                             $          0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                      $      0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class B Invested Amount on prior Distribution Dates                                $          0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class B Certificateholder's investment)                                                $      0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Collateral Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted
                           Amount and (iii) the Amount by which the Class D Invested Amount has been reduced
                           in respect of such Collateral Defaulted Amount                                         $          0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced the
                           Distribution Date in respect of Reallocated Collateral Principal Collections           $          0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                              $          0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                              $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Collateral Invested Amount on prior Distribution Dates                             $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                      $          0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                   $          0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                      $          0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8(a) above                        $          0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c)                              $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class D Invested Amount on prior Distribution Dates                                $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Class D
                           Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                      $          0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-1 Monthly Servicing Fee payable to the Servicer on
                           the Distribution Date                                                                  $    874,065.17

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                              $    575,601.11

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                              $    372,328.33

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the
                           Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                           $          0.00

         (15)     Reserve Account

                  (a)      The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and
                           the related Transfer Date                                                              $  2,500,000.00

                  (b)      The Required Reserve Account Amount                                                    $  2,500,000.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                             $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                             1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                             $ 65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $ 65,705,000.00

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                  Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
                  The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                  Certificate by the Pool Factor                                                                         1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                          $ 52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Date                                                      $ 52,884,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                          8.25%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                             $ 22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $ 22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                          3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                            $ 5,829,198,703

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                        $   211,293,671

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days
                  in calendar month.) Effective November 2002 monthly period.                                               15.36%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1999-1 Certificates as of the last day of the
                  next preceding Monthly Period, multiplied by 12)                                                           6.82%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                             8.54%

                                                 ___________________________________

                                                   Series 1999-1 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                                 ___________________________________

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
                  Period with respect to the related Distribution Date, divided by the Invested
                  Amount of the Series 1999-1 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied  by 12)                                                                         4.25%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1 Certificates
                  for the preceding Monthly Period)                                                                          4.29%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                            9.62%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)         08/15/03                    15.36%
                  b)         07/15/03                    17.37%
                  c)         06/16/03                    23.58%

         2)       Net Loss Rate

                  a)         08/15/03                     6.82%
                  b)         07/15/03                     8.21%
                  c)         06/16/03                     7.71%


         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)         08/15/03                     4.29%
                  b)         07/15/03                     4.79%
                  c)         06/16/03                    11.29%


                  Three Month Average                     6.79%

         4)       Monthly Payment Rate

                  a)         08/15/03                     9.62%
                  b)         07/15/03                     9.67%
                  c)         06/16/03                     9.49%




                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer

                                  By: _________________________________
                                  Name:       Patricia Garvey
                                  Title:      Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on August 15, 2003,and with respect to the performance of the Trust during the month of July is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                   $     6.241667

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                          $     6.241667

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                         $     0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                   $     1.366480

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                          $     1.366480

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                         $     0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $76,610,899.25

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $ 5,836,798.20

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $508,355,133.95

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                           the Monthly Period immediately preceding the Distribution Date                                  8.851179%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              8.851179%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           2000-1 Certificates for the Monthly Period immediately preceding the Distribution
                           Date                                                                                     $  7,297,592.91

                  (g)      The Principal Receivables collected and allocated to the Series 2000-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                       $ 44,995,420.57

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           2000-1 Certificates                                                                      $  7,297,592.91

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 2000-1 Certificates                                                               $          0.00

                  (c)      Principal Funding Account Investment Proceeds                                            $          0.00

                  (d)      Class A Reserve Draw Amount                                                              $          0.00

                  (e)      Class B Reserve Draw Amount                                                              $          0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series 2000-1
                           Certificates                                                                             $          0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from any Interest
                           Rate Protection Agreements                                                               $          0.00

                  (h)      Reallocated Class D Principal Collections                                                $          0.00

                  (i)      Reallocated Collateral Principal Collections                                             $          0.00

                  (j)      Reallocated Class B Principal Collections                                                $          0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal Collections for
                           Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)       $  7,297,592.91

         (3)      Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 2000-1 Certificates      $ 44,995,420.57

                  (b)      Shared Principal Collections from other Series allocated to the Series 2000-1
                           Certificates                                                                             $          0.00

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                        $  3,191,433.71

                  (d)      Reallocated Class D Principal Collections                                                $          0.00

                  (e)      Reallocated Collateral Principal Collections                                             $          0.00

                  (f)      Reallocated Class B Principal Collections                                                $          0.00

                  (g)      Available Principal Collections for Series 2000-1 (total of (a), (b) and (c) minus
                           (d), (e) and (f) above)                                                                  $ 48,186,854.28

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      31-60 days                                                                               $   109,139,627
                  (b)      61-90 days                                                                                    71,568,576
                  (c)      91 or more days                                                                              152,364,793
                                                                                                                    ---------------
                  (d)      Total Delinquencies                                                                      $   333,072,996

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                               $ 44,624,739.97

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                               $  8,568,143.70

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                            $ 36,056,596.27

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted
                           Amount")                                                                                 $  3,191,433.71

                  (e)      The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class
                           A Percentage]                                                                            $  2,553,146.97

                  (f)      The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class
                           B Percentage]                                                                            $    287,229.03

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                           Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                           Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount
                           (a "Class A Charge-Off")                                                                 $          0.00

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                         $      0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                                 $          0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           A Certificateholder's investment)                                                        $      0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                           Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                           Reallocated Collateral Principal Collections applied to such Class B Defaulted
                           Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                           Invested Amount has been reduced in respect of such Class B Defaulted Amount             $          0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Class B Principal Collections                             $          0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")            $          0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                                $          0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                           Certificateholder's investment)                                                          $      0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Class B Invested Amount on prior Distribution Dates                                      $          0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                        $      0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                           of such Collateral Defaulted Amount                                                      $          0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Collateral Principal Collections             $          0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                $          0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                                $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Collateral Invested Amount on prior Distribution Dates                                   $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                        $          0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                     $          0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Principal Collections                                     $          0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the Distribution
                           Date in respect of items 6(a), 7(a) and 8 (a) above                                      $          0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c)                                $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Class D Invested Amount on prior Distribution Dates                                      $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Class D
                           Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                        $          0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                           Distribution Date                                                                        $    765,625.00

         (11)     Class A Monthly Interest

                   (a)     Class A Monthly Interest payable on the Distribution Date                                $  2,621,500.00

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                $     64,566.18

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the
                           Distribution Date occurring in March 2004 (The initial funding date for the Principal
                           Funding Account may be modified in certain circumstances in accordance with the terms
                           of the Series Supplement.)                                                               $          0.00

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                             $  2,100,000.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                           Date and the related Transfer Date                                                       $  2,100,000.00

                  (b)      The Class A Required Reserve Account Amount

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                           Date and the related Transfer Date                                                       $          0.00

                  (b)      The Class B Required Reserve Account Amount                                              $          0.00

C)          Class A Invested Amount

            (1)   The Class A Initial Invested Amount                                                               $420,000,000.00

            (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $420,000,000.00

            (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                  Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The
                  amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                  Certificate by the Pool Factor                                                                           1.000000


D)          Class B Invested Amount

            (1)   The Class B Initial Invested Amount                                                               $ 47,250,000.00

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

            (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                   withdrawals and distributions on such Distribution Date                                          $ 47,250,000.00

            (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                   Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                   Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The
                   amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                   Certificate by the Pool Factor                                                                          1.000000

E)          Collateral Invested Amount

            (1)    The Collateral Initial Invested Amount                                                            $42,000,000.00

            (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                   withdrawals and distributions on such Distribution Date                                           $42,000,000.00

            (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
                   Date                                                                                                        8.00%

F)          Class D Invested Amount

            (1)    The Class D Initial Invested Amount                                                              $ 15,750,000.00

            (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                   withdrawals and distributions on such Distribution Date                                          $ 15,750,000.00

            (3)    The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                3.00%

G)          Receivables Balances

            (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the
                   last day of the immediately preceding Monthly Period                                             $ 5,829,198,703

            (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                   the last day of the immediately preceding Monthly Period                                         $   211,293,671

H)          Annualized Percentages

            (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates for
                   the preceding Monthly Period (excluding payments received from Interest Rate Protection
                   Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in the
                   calendar month.) Effective November 2002 monthly period.                                                   16.37%

            (2)    The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the
                   next preceding Monthly Period, multiplied by 12)                                                            7.29%

            (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
                   Certificates for the preceding Monthly Period)                                                              9.08%

                         _________________________________

                          Series 2000-1 Monthly Statement
                         August 15, 2003 Distribution Date
                         _________________________________

            (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
                   Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                   Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the
                   last day of the next preceding Monthly Period, multiplied by 12)                                            8.33%

            (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates
                   for the preceding Monthly Period)                                                                           0.75%

            (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
                   with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
                   amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                 9.26%

I)          Series 2000-1 Information for the Last Three Distribution Dates

            1)     Gross Yield

                   a)         08/15/03               16.37%
                   b)         07/15/03               16.78%
                   c)         06/16/03               16.00%

            2)     Net Loss Rate

                   a)         08/15/03               7.29%
                   b)         07/15/03               8.21%
                   c)         06/16/03               7.71%

            3)     Net Spread (Portfolio Yield Minus Base Rate)

                   a)         08/15/03               0.75%
                   b)         07/15/03               0.25%
                   c)         06/16/03               -0.08%

                   Three Month Average               0.31%

            4)     Monthly Payment Rate

                   a)         08/15/03               9.62%
                   b)         07/15/03               9.67%
                   c)         06/16/03               9.49%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                                  Servicer


                                  By: _________________________________
                                  Name:          Patricia Garvey
                                  Title:         Vice President


                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on August 15, 2003 and with respect to the performance of the Trust during the month of July is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                 $     1.099536

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                        $     1.099536

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                       $     0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                 $     1.392313

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                        $     1.392313

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                       $     0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                      $76,610,899.25

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                               $  5,836,798.20

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $508,355,133.95

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-2 Certificates for
                           the Monthly Period immediately preceding the Distribution Date                                  9.758214%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-2 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              9.758214%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           2000-2 Certificates for the Monthly Period immediately preceding the Distribution
                           Date                                                                                     $  8,045,422.43

                  (g)      The Principal Receivables collected and allocated to the Series 2000-2 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                       $ 49,606,379.85

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the Series
                           2000-2 Certificates                                                                      $  8,045,422.43

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 2000-2 Certificates                                                               $          0.00

                  (c)      Principal Funding Account Investment Proceeds                                            $          0.00

                  (d)      Class A Reserve Draw Amount                                                              $          0.00

                  (e)      Class B Reserve Draw Amount                                                              $          0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series 2000-2
                           Certificates                                                                             $          0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from any Interest
                           Rate Protection Agreements                                                               $          0.00

                  (h)      Reallocated Class D Principal Collections                                                $          0.00

                  (i)      Reallocated Collateral Principal Collections                                             $          0.00

                  (j)      Reallocated Class B Principal Collections                                                $          0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal Collections for
                           Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)       $  8,045,422.43

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

         (3)      Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding
                  the Distribution Date                                                                             $ 49,606,379.85

                  (a)      The Principal Receivables collected and allocated to the Series 2000-2 Certificates      $          0.00

                  (b)      Shared Principal Collections from other Series allocated to the Series 2000-2
                           Certificates                                                                             $  3,518,479.68

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                        $          0.00

                  (d)      Reallocated Class D Principal Collections                                                $          0.00

                  (e)      Reallocated Collateral Principal Collections                                             $          0.00

                  (f)      Reallocated Class B Principal Collections

                  (g)      Available Principal Collections for Series 2000-2 (total of (a), (b) and (c) minus
                           (d), (e) and (f) above)                                                                  $ 53,124,859.53

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                                $   109,139,627
                  (b)     61-90 days                                                                                     71,568,576
                  (c)     91 or more days                                                                               152,364,793
                                                                                                                    ---------------
                  (d)     Total Delinquencies                                                                       $   333,072,996

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                               $ 44,624,739.97

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                               $  8,568,143.70

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                            $ 36,056,596.27

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 2000-2 Certificates (the "Series 2000-2 Defaulted
                           Amount")                                                                                 $  3,518,479.68

                  (e)      The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class
                           A Percentage]                                                                            $  2,735,514.61

                  (f)      The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class
                           B Percentage]                                                                            $    360,480.04

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                           Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A
                           Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                           Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount
                           (a "Class A Charge-Off")                                                                 $          0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                         $      0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                                 $          0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           A Certificateholder's investment)                                                        $      0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                           Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                           Reallocated Collateral Principal Collections applied to such Class B Defaulted
                           Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                           Invested Amount has been reduced in respect of such Class B Defaulted Amount             $          0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Class B Principal Collections                             $          0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")            $          0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                                $          0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                           Certificateholder's investment)                                                          $      0.000000

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Class B Invested Amount on prior Distribution Dates                                      $          0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                        $      0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                           of such Collateral Defaulted Amount                                                      $          0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Collateral Principal Collections             $          0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                $          0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                                $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Collateral Invested Amount on prior Distribution Dates                                   $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                        $          0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                     $          0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Principal Collections                                     $          0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the Distribution
                           Date in respect of items 6(a), 7(a) and 8 (a) above                                      $          0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c)                                $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Class D Invested Amount on prior Distribution Dates                                      $          0.00

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

                  (f)      The amount, if any, by which the outstanding principal balance of the Class D
                           Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                        $          0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-2 Monthly Servicing Fee payable to the Servicer on the
                           Distribution Date                                                                        $    844,083.33

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                $    494,791.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                $     82,564.18

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the
                           Distribution Date occurring in August 2004 (The initial funding date for the
                           Principal Funding Account may be modified in certain circumstances in accordance with
                           the terms of the Series Supplement.)                                                     $          0.00

         (14)     Deficit Controlled Accumulation Amount

                           The Deficit Controlled Accumulation Amount for the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $          0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                           Date and the related Transfer Date                                                       $          0.00

                  (b)      The Class A Required Reserve Account Amount                                              $          0.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                           Date and the related Transfer Date                                                       $          0.00

                  (b)      The Class B Required Reserve Account Amount                                              $          0.00

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

C)        Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                               $450,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $450,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                  Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                  Certificate by the Pool Factor                                                                           1.000000

D)        Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                               $ 59,300,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $ 59,300,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                  Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                  Certificate by the Pool Factor.                                                                          1.000000

E)        Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                            $ 49,200,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $ 49,200,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
                  Date                                                                                                         8.50%

F)        Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                               $ 20,300,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $ 20,300,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                 3.51%

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

G)        Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                              $ 5,829,198,703

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                          $   211,293,671

H)        Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in
                  the calendar month) Effective November 2002 monthly period.                                                 16.37%

         (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                                  7.29%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2
                  Certificates for the preceding Monthly Period)                                                               9.08%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
                  Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the
                  last day of the next preceding Monthly multiplied by 12)                                                     3.88%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2 Certificates for
                  the preceding Monthly Period)                                                                                5.20%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
                  with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
                  amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                  9.62%

I)        Series 2000-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                   a)        08/15/03                               16.37%
                   b)        07/15/03                               19.18%
                   c)        06/16/03                               16.00%

         2)       Net Loss Rate

                   a)        08/15/03                               7.29%
                   b)        07/15/03                               8.21%
                   c)        06/16/03                               7.71%

                        ______________________________________

                            Series 2000-2 Monthly Statement
                           August 15, 2003 Distribution Date
                        ______________________________________

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                   a)        08/15/03                               5.20%
                   b)        07/15/03                               7.11%
                   c)        06/16/03                               4.18%

                   Three Month Average                              5.50%

         4)       Monthly Payment Rate

                   a)        08/15/03                               9.62%
                   b)        07/15/03                               9.67%
                   c)        06/16/03                               9.49%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                 Servicer

                                 By: _____________________________
                                 Name:          Patricia Garvey
                                 Title:         Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)

                                  Series 2000-3
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on August 15, 2003 and with respect to the performance of the Trust during the month of July is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                $      1.056480

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                       $      1.056480

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                      $      0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                $      1.340647

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                       $      1.340647

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                      $      0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                     $ 76,610,899.25

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                             $  5,836,798.20

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                            $508,355,133.95


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-3 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                            9.966427%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-3 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                           11.801571%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 2000-3 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                      $  8,217,089.62

                  (g)      The Principal Receivables collected and allocated to the Series 2000-3 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                     $ 59,993,894.09

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 2000-3 Certificates                                                             $  8,217,089.62

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 2000-3 Certificates                                                             $          0.00

                  (c)      Principal Funding Account Investment Proceeds                                          $     76,147.79

                  (d)      Class A Reserve Draw Amount                                                            $          0.00

                  (e)      Class B Reserve Draw Amount                                                            $          0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series 2000-3
                           Certificates                                                                           $          0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                    $          0.00

                  (h)      Reallocated Class D Principal Collections                                              $          0.00

                  (i)      Reallocated Collateral Principal Collections                                           $          0.00

                  (j)      Reallocated Class B Principal Collections                                              $          0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 2000-3 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)        $  8,293,237.41
                           above)

         (3)      Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 2000-3 Certificates    $ 59,993,894.09


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

                  (b)      Shared Principal Collections from other Series allocated to the Series 2000-3
                           Certificates                                                                           $ 45,262,551.55

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                      $  3,593,554.36

                  (d)      Reallocated Class D Principal Collections                                              $          0.00

                  (e)      Reallocated Collateral Principal Collections                                           $          0.00

                  (f)      Reallocated Class B Principal Collections                                              $          0.00

                  (g)      Available Principal Collections for Series 2000-3 (total of (a), (b) and ( c) minus
                           (d), (e) and (f) above)                                                                $108,850,000.00

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      31-60 days                                                                             $   109,139,627
                  (b)      61-90 days                                                                                  71,568,576
                  (c)      91 or more days                                                                            152,364,793
                                                                                                                  ---------------
                  (d)      Total Delinquencies                                                                    $   333,072,996

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                             $ 44,624,739.97

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                             $  8,568,143.70

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                          $ 36,056,596.27

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 2000-3 Certificates (the "Series 2000-3 Defaulted
                           Amount")                                                                               $  3,593,554.36

                  (e)      The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the
                           Class A Percentage]                                                                    $  2,646,762.36

                  (f)      The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the
                           Class B Percentage]                                                                    $    436,162.61


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii)
                           Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii)
                           the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                              $          0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                       $      0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates                                               $          0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class A Certificateholder's investment)                                                $      0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                           Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                           Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B Defaulted
                           Amount                                                                                 $          0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                          $          0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                              $          0.00


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                      $      0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class B Invested Amount on prior Distribution Dates                                $          0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class B Certificateholder's investment)                                                $      0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Collateral Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted
                           Amount and (iii) the amount by which the Class D Invested Amount has been reduced
                           in respect of such Collateral Defaulted Amount                                         $          0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Collateral Principal Collections           $          0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                              $          0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                              $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions
                           in the Collateral Invested Amount on prior Distribution Dates                          $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                      $          0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                   $          0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                      $          0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                       $          0.00


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

                  (d)      The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c)                              $          0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class D Invested Amount on prior Distribution Dates                                $          0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Class D
                           Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                      $          0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-3 Monthly Servicing Fee payable to the Servicer on
                           the Distribution Date                                                                  $    862,093.75

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                              $    574,989.24

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                              $     96,191.40

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                      $          0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the
                           Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                           $          0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                        $  2,721,250.00

                  (b)      The Class A Required Reserve Account Amount                                            $  2,721,250.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                        $          0.00


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

                  (b)      The Class B Required Reserve Account Amount                                            $          0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                             $544,250,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $544,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original denomination of the Class A
                  Certificateholder's Certificate by the Pool Factor                                                     1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                             $ 71,750,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $ 71,750,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
                  The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
                  Certificateholder's Certificate by the Pool Factor                                                     1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                          $ 59,500,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                               $ 59,500,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
                  Date                                                                                                       8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                             $ 24,500,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                         $ 24,500,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date               3.50%

G)       Receivables Balances


                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                            $ 5,829,198,703

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                        $   211,293,671

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-3 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in
                  the calendar month.) Effective November 2002 monthly period.                                              13.95%

         (2)      The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the
                  next preceding Monthly Period, multiplied by 12)                                                           6.16%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3
                  Certificates for the preceding Monthly Period)                                                             7.79%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                  Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 2000-3 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                       3.49%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3 Certificates
                  for the preceding Monthly Period)                                                                          4.30%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                            9.62%

I)       Series 2000-3 Information for the Last Three Distribution Dates

         1)      Gross Yield

                  a)       08/15/03                              13.95%
                  b)       07/15/03                              19.15%
                  c)       06/16/03                              16.00%

         2)      Net Loss Rate

                  a)       08/15/03                               6.16%
                  b)       07/15/03                               8.21%
                  c)       06/16/03                               7.71%

                                               ______________________________________

                                                   Series 2000-3 Monthly Statement
                                                  August 15, 2003 Distribution Date
                                               ______________________________________

         3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)       08/15/03                               4.30%
                  b)       07/15/03                               7.15%
                  c)       06/16/03                               4.26%

                 Three Month Average                              5.24%

         4)      Monthly Payment Rate

                  a)       08/15/03                               9.62%
                  b)       07/15/03                               9.67%
                  c)       06/16/03                               9.49%


                                            CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                            Servicer

                                            By: _____________________________
                                            Name:          Patricia Garvey
                                            Title:         Vice President